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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     ----------------------------------



                                 FORM 8-K/A
                               AMENDMENT NO. 1
                                     TO
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 31, 2001




                          FOREVER ENTERPRISES, INC.
           (Exact name of registrant as specified in its charter)


          TEXAS                       0-14067                 36-3427454
     (State or other             (Commission File          (I.R.S. Employer
     jurisdiction of                  Number)               Identification
      organization)                                             Number)



                10 SOUTH BRENTWOOD
                 CLAYTON, MISSOURI                            63105
     (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code: (314) 726-3371




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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On September 10, 2001, Forever Enterprises, Inc. (the "Registrant") filed a Current Report on Form 8-K, dated September 7, 2001 (the "Form 8-K") regarding its engagement of Brown Smith Wallace LLC as the Registrant's independent auditor for the year ending December 31, 2001. This Current Report on Form 8-K/A is filed to submit to the Securities and Exchange Commission the letter, dated September 20, 2001, of Deloitte & Touche LLP, the Company's independent auditor for the year ended December 31, 2000, regarding the disclosure contained in the Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired
                           -----------------------------------------

                           Not applicable.

                  (b)      Pro Forma Financial Information
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits
                           --------

                           Please see Exhibit Index hereto.


                                 *    *    *




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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 20, 2001

                             FOREVER ENTERPRISES, INC.



                             By: /s/ Michael R. Butler
                                ---------------------------------------------
                                 Michael R. Butler, Chief Financial Officer




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                                EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------


    16 Letter from Deloitte & Touche LLP, dated September 20, 2001, to the Securities and Exchange Commission regarding Item 4 disclosure contained in Forever Enterprises, Inc.'s Current Report on Form 8-K, dated September 7, 2001.








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